Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                             FT LAUDERDALE DIVISION

IN RE:        |         CASE NUMBER:  98-20169-BKC-RBR
              |
              |           JUDGE:  Raymond B. Ray
      DEBTOR. |                 CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
             FROM October 4, 1998 TO October 31, 1998 (Fiscal Month)

      Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                           Paul J. Battista, Esq.
                                           Attorney for Debtor

      Debtor's Address and Phone Number:   Attorney's Address and Phone Number:
      2Connect Express, Inc                Kelley, Drye & Warren, LLP
      3500 Gateway Drive                   201 S. Biscayne Blvd.
      Suite 101                            2400 Miami Center
      Pompano Beach, FL  33069             Miami, FL 33131
      (954) 971-3555                       (305) 372-2400






















                                    1 of 16

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                  For the Period Beginning October 4, 1998 and
                     Ending October 31, 1998 (Fiscal Month)



Name of Debtor:    2Connect Express, Inc.         Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998

                                                                             CUMULATIVE
                                                    CURRENT MONTH         PETITION TO DATE
                                                   ----------------       ---------------

1. Cash at Beginning of Period                     $     682,539.47       $    106,714.48
                                                   ----------------       ---------------

2. Receipts:
    A. Cash and Credit Card Sales                                            1,026,357.18
        Less: Cash and Credit Card Refunds                                      (1,333.83)
                                                   ----------------       ---------------
        Net Cash and Credit Card Sales                           --          1,025,023.35
                                                   ----------------       ---------------
    B. Collection in Post-petition A/R                    23,743.76            360,297.89
    C. Collection on Pre-petition A/R                                          317,653.45
    D. Other Receipts (Schedule 2A)                        1,589.72            105,761.66
    E. Deposits From Account Sweeps                       28,034.69          4,111,804.00
    F. Less Disbursement Sweeps                          (28,034.69)        (4,110,961.41)
    G. Bankruptcy Attorney trust account*               (123,952.13)           222,773.71
                                                   ----------------       ---------------
3. Total Receipts                                        (98,618.65          2,032,352.65
                                                   ----------------       ---------------
4. Total Cash Available for Operations(1+3)              583,920.82          2,139,067.13
                                                   ----------------       ---------------

5. Disbursements:
    A. U.S. Trustee Quarterly Fees                         1,250.00             10,000.00
    B. Net Payroll **                                     18,443.11            460,899.20
    C. Payroll Taxes Paid                                  7,589.71            164,960.89
    D. Sales and Use Taxes                                    73.12             47,928.09
    E. Other Taxes                                                                     --
    F. Rent                                                  989.55            182,733.60
    G. Other Leases (attachment 3)                                              34,327.68
    H. Telephone                                           1,162.51             36,006.28
    I. Utilities                                             624.92             19,951.23
    J. Travel and Entertainment                                                 30,030.99
    K. Vehicle Expenses                                                                --
    L. Office Supplies                                       296.72              6,566.44
    M. Advertising                                                              22,796.89
    N. Insurance (attachment 7)                              858.93             50,711.50
    O. Purchases of Fixed Assets                                                      --
    P. Purchases of Inventory                                                  116,153.42
    Q. Manufacturing Supplies                                                         --
    R. Repairs and Maintenance                                                   1,604.19
    S. Payments to Secured Creditors                                           281,499.96
    T. Other Operating Expenses (Schedule 2B)            290,527.74            410,792.26
                                                   ----------------       ---------------
6. Total Cash Disbursements                              321,816.31          1,876,962.62
                                                   ----------------       ---------------


7. Ending Cash Balance (4-6)                       $     262,104.51         $  262,104.51
                                                   ================         =============




I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 15th day of November, 1998.  Signed:  /s/ Thomas H. Hicks
                                         ---------------------------------
                                                 Thomas H. Hicks

* Represents the net amount of transactions by the Disbursing Agent of the Court, Kelley Drye and Warren. Transactions include collections on AR of $175,000.00 plus a funds transfer of $286,000.00 from 2Connect to Kelley Drye escrow account, interest income of $578.97 less accounts payable and accrued expenses paid of $585,531.10.
**    2 pay periods plus post-petition vacation pay.

 Schedule 2A
 Monthly Financial Report for Business
 For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)
 Other Receipts Detail

Account    Date    Check #          Received From          Purpose              Deposit
-------  --------  -------      --------------------       --------         ---------------
op        10/5/98  Deposit      First Union Interest       Interest         $        123.82
op        10/6/98  Deposit      First Union Interest       Interest                   41.47
op        10/7/98  Deposit      First Union Interest       Interest                  441.43
op        10/8/98  Deposit      First Union Interest       Interest                   39.55
op        10/9/98  Deposit      First Union Interest       Interest                   39.08
op       10/13/98  Deposit      First Union Interest       Interest                  153.02
op       10/14/98  Deposit      Pacey/Cobra                Cobra                     210.29
op       10/14/98  Deposit      BellSouth Deposit Refund   Credit Refund             806.46
op       10/14/98  Deposit      First Union Interest       Interest                   40.61
op       10/15/98  Deposit      First Union Interest       Interest                   41.18
op       10/16/98  Deposit      First Union Interest       Interest                    5.96
op       10/19/98  Deposit      First Union Interest       Interest                   14.07
op       10/30/98  Deposit      Bolden/Cobra               Cobra                      32.78

                                                                             --------------
                                                                             $     1,589.72
                                                                             ==============

Schedule 2B
Monthly Financial Report for Business
For the Period Beginning October 4, 1998 and Ending October 31, 1998
 (Fiscal Month)
Other Operating Expenses Detail

ACCOUNT    DATE   CHECK #           PAYEE                       PURPOSE                     WITHDRAWL
------- --------  -------  ---------------------------    ----------------               --------------
op       10/5/98  Debit    Merchant Fee                   Credit Card Fees               $        54.95
op       10/5/98  Debit    Merchant Fee                   Credit Card Fees                        15.00
op       10/6/98  Debit    Merchant Fee                   Credit Card Fees                       (39.95)
op       10/6/98  Debit    Merchant Fee                   Credit Card Fees                       (15.00)
op       10/9/98  013050   American Stock Transfer Co.    Transfer Agent                         500.00
op       10/9/98  013051   Bowne of Atlanta               SEC Printing                           480.18
op       10/9/98  013052   Telecheck                      Check Processing                        36.05
op       10/9/98  013053   Worldwide Express              Freight                                 95.90
op       10/9/98  013057   Web Store                      Internet                                50.00
op      10/13/98  Debit    Commercial Bank Fee            Bank Fee                               440.58
op      10/14/98  013060   Thomas H. Hicks                Printing                                31.90
op      10/14/98  013061   Bowne of Atlanta               SEC Printing                         1,686.46
op      10/14/98  013062   Federal Express Corporation    Freight                                 14.50
op      10/14/98  013063   Worldwide Express              Freight                                 29.80
op      10/15/98  Debit    Wire to Kelley, Drye Escrow    Court Ordered Transfer             286,000.00
pay     10/16/98  Debit    ADP Fees                       Payroll Fees                            70.01
op      10/26/98  013069   Thomas H. Hicks                Printing                                10.75
op      10/26/98  013071   Federal Express Corporation    Freight                                120.00
op      10/26/98  013072   PR Newswire, Inc.              Press Release                           61.50
pay     10/26/98  Debit    ADP Fees                       Payroll Fees                            61.50
op      10/30/98  013081   Bowne of Atlanta               SEC Printing                           969.90
op      10/30/98  013082   Federal Express Corporation    Freight                                 12.50
op      10/31/98  012338   Void Check                     Void Check                            (137.79)
op      10/31/98  012600   Void Check                     Void Check                              (1.00)
op      10/31/98  012900   Void Check                     Void Check                              (8.00)
                                                                                         --------------
                                                                                         $   290,527.74
                                                                                         ==============


                                  ATTACHMENT #1

                                  -------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor:  2CONNECT EXPRESS, INC.       Case Number: 98-20169-BKC-RBR

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

Accounts Receivable at Petition Date:           $    375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

  Beginning of Month Balance:                   $    246,610.45
  Plus: Current Month New Billings:                   11,763.79
  Less: Writeoffs against Pre-petition AP claims     (18,598.00)
  Less: Collections During Month                    (198,433.79) *
           Accounts Written off                              --
                                                ---------------
  End of Month Balance:                         $     41,342.45
                                                ===============

* Includes payment directly to Escrow Agent, Kelley Drye of $175,000 by Sterne Agee & Leach, Inc.



Aging: (show the total amount for each age group of accounts incurred since filing the petition)

                        0-30 days   31-60 days   61-90 days  >90 days     Total
                        ---------   ----------   ----------  --------   --------

                               SEE ATTACHED DETAIL

Attachment #1

2CONNECT EXPRESS, INC.
TRADE RECEIVABLES
AS OF 10-26-98

                                                    TOTAL        1 TO 30     31 TO 60      61 TO 90       OVER 90
                                               --------------   --------    ---------     -----------   -----------
A/R - Commission
      Bell South Local-Commission              $     1,217.50   $     --    $      --     $         --  $  1,217.50
                                               --------------------------------------------------------------------
         Subtotal                                    1,217.50         --           --             0.00     1,217.50
                                               --------------------------------------------------------------------

A/R - In-House
      Beepers to Go                                  8,662.00                                 2,960.00     5,702.00
      School Board of Dade County                    3,093.43                                              3,093.43
      Ingram Retail Services                         1,145.27                                              1,145.27
                                               --------------------------------------------------------------------
         Subtotal                                   12,900.70         --           --         2,960.00     9,940.70
                                               --------------------------------------------------------------------


A/R - Activation
      Sprint - Activation                           17,419.17                                             17,419.17
                                               --------------------------------------------------------------------
         Subtotal                                   17,419.17         --           --               --    17,419.17
                                               --------------------------------------------------------------------

A/R - Coop Advertising
      Ericcson-Coop                                    600.08                                   600.08
      Lucent Tech-Coop                                 176.00                                   176.00
      Panasonic-Coop                                   292.00                                   292.00
      Recoton-Coop                                     281.00                                   281.00
      Smart Talk-Coop                                  640.00                                   640.00
      Uniden-Coop                                      417.00                                   417.00
      Vtech Coop Adv                                 7,255.00                                              7,255.00
                                               --------------------------------------------------------------------
         Subtotal                                    9,661.08         --           --         2,406.08     7,255.00
                                               --------------------------------------------------------------------


A/R - Rebate
      Recoton Rebate                                   144.00                                   144.00
                                               --------------------------------------------------------------------
         Subtotal                                      144.00         --           --           144.00           --
                                               --------------------------------------------------------------------


          Grand Total Accounts Receivable       $   41,342.45   $     --    $      --     $   5,510.08  $ 35,832.37
                                               ====================================================================

Note: Statements and Collection letters sent to all parties.  Kelley Drye &
      Warren advised to send final collection letters to all except Bobby Allison Cellular Systems of Florida, Inc.

                                 ATTACHMENT #2
                                 -------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor:  2CONNECT EXPRESS, INC.      Case Number: 98-20169-BKC-RBR

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date         Days
Incurred    Outstanding     Vendor       Description                Amount
--------    -----------   ---------   -----------------           ----------


     SEE ATTACHED SCHEDULE: "PERIOD CUTOFF AGED AP - HISTORICAL DETAIL AGED
                                  BY DUE DATE"





        ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $   161,868.19
Plus: New Indebtedness Incurred This Month                140,764.87
Less: Amount Paid on Total Accounts Payable *            (319,343.33)
                                                      --------------
Ending Month Balance                                  $   (16,710.27)
                                                      ==============


* Includes amounts disbursed for legal fees by Kelley, Drye and Associates per Court Approval.

SECURED: List status of payments to Secured Creditors and Lessors
(Post-Petition Only):

      Secured                  Date                  Number of Post          Total Amount of
     Creditor/               Payment    Payment    Petition Payments          Post-petition
      Lessor                   Due       Amount       Delinquent           Payments Delinquent
     ---------               -------    -------    -----------------       -------------------

     NONE

                             2Connect Express, Inc.
     Period Cutoff Aged AP (03.681. -- Historical Detail Aged by Due Date)

                                            Period: 09--99 Aging Date: 10/26/98
-----------------------------------------------------------------------------------------------------------------------------
Vendor/    Name/                         Vendor Status/          Disc   Due     Pay                        Days Past Due
Doc Type   Ref Nbr Inv Nbr               Inv  Date   Doc Status  Date   Date    Date         Current     1 To 30  31 To 60
--------   ------- -------               ------------------------------------------------------------------------------------
4000RENAIS Renaissance Partners, LC      O
CK         013080 005241                             C                                       (989.55)
                                                                        Vendor Total         (989.55)      --        --
5000FEDEX Federal Express Corporation    O
VO         005251 468694574                 10/30/98 A        10/30/98 11/14/98 11/14/98       40.00       --        --
                                                                     Vendor Total              40.00       --        --
6500EMPLOY Employer's Health Insurance   O
CK         013073 005186                             C                                        (36.39)
                                                                     Vendor Total             (36.39)      --        --
6500FORTIS Fortis Life Insurance         O
CK         013074 005235                             C                                         (8.50)
                                                                     Vendor Total              (8.50)      --        --
6500HUMANA Humana Health Insurance       O
CK         013085 005240                             C                                       (322.83)
                                                                     Vendor Total            (322.83)      --        --
6500KEMPER Kemper Insurance Companies    H
AD         004970 3BG0159400                 6/15/98 A         6/15/98           6/15/98          --       --        --
AD         005028 060198                      6/1/98 A          6/1/98            6/1/98          --       --        --
AD         005030 061998                     6/19/98 A         6/19/98           6/19/98          --       --        --
AD         005031 062998                     6/29/98 A         6/29/98           6/29/98          --       --        --
AD         005032 062198                     6/21/98 A         6/21/98           6/21/98          --       --        --
AC         005104 082098                     8/20/98 A         8/20/98  8/20/98  8/20/98          --       --        --
                                                                     Vendor Total                 --       --        --
7200WEBSTO We Sstore                     O
VO         005250 103198                    10/31/98 A        10/31/98 11/10/98 11/10/98       25.00       --        --
                                                                              Vendor Total     25.00       --        --
                                                                              Report Total (1,292.27)      --        --
            Days Past Due
 61 To 90      Over 90        Balance
-------------------------------------

                              (989.55)
        --           --       (989.55)

        --           --         40.00
        --           --         40.00

                               (36.39)
        --           --        (36.39)

                                (8.50)
        --           --         (8.50)

                              (322.83)
        --           --       (322.83)

        --    (2,187.00)    (2,187.00)
        --    (2,677.00)    (2,677.00)
        --    (2,641.00)    (2,641.00)
        --      (611.00)      (611.00)
        --    (9,139.00)    (9,139.00)
  1,837.00           --      1,837.00
  1,837.00   (17,255.00)   (15,418.00)

        --           --         25.00
        --           --         25.00
  1,837.00   (17,255.00)   (16,710.27)

Note  1 -- Negative balances are due to invoices paid in October in advance of the calendar month (November 1st) the expense is recorded, except for Kemper Insurance which is an Insurance refund that is due to 2Connect.

                                 ATTACHMENT #3

                        INVENTORY AND FIXED ASSETS REPORT
--------------------------------------------------------------------------------

Name of Debtor:   2CONNECT EXPRESS, INC.           Case Number: 98-20169-BKC-RBR
For the Period Beginning October 4, 1998 and Ending October 31, 1998
 (Fiscal Month)

INVENTORY REPORT

Inventory Balance at Petition Date:                           $2,191,354
                                                              ==========
Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)            $       --
  Inventory Purchased During Month (Period)                           --
  Inventory Used or Sold:                                             --
  Less Inventory liquidations via court approved auctions             --
  Less Inventory writedowns to liquidation values                     --
                                                              ----------
  Inventory On-Hand at End of Month (Period)                  $       --
                                                              ==========

Method of Costing:   Last Cost




FIXED ASSET REPORT

Fixed Assets Fair Market Value at Petition Date:              $2,038,164  NBV
(includes Property, Plant and Equipment)                      ==========

Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month (Period):      $       --
  Less: Adjustment to books recording anticipated sale to BAC         --
           Depreciation Expense for Period:                           --
           Court Approved Sales                                       --
           Adjustment to estimated remaining asset values             --
  Plus: New Purchases/Additions:                                      --
                                                              ----------
  Ending Month (Period) Balance per books:                    $       --
                                                              ==========

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2CONNECT EXPRESS, INC.       Case Number:  98-20169-BKC-RBR
For the Period Beginning October 4, 1998 and Ending October 31, 1998
 (Fiscal Month)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: FIRST UNION NATIONAL BANK     BRANCH: COMMERCIAL BANKING BROWARD

ACCOUNT NAME:          2CONNECT EXPRESS, INC. DIP OPERATING ACCOUNT
ACCOUNT NUMBER:        2090002563870
PURPOSE OF ACCOUNT:    POST PETITION OPERATING ACCOUNT

Beginning Balance                                       $   341,136.36
Total of Deposits Made                                       25,333.48
Amount of Deposits from Account Sweeps (See Note Below)             --
Amount of Receipts from Account Sweeps (See Note Below)             --
Amount of Cash funding Payroll Account                      (28,034.69)
Total Amount of Checks Written                             (295,672.49)
                                                        --------------
Closing Balance                                         $    42,762.66
                                                        ==============
Number of 1st Check Written This Period:                                  013049
Number of Last Check Written This Period:                                 013089
                                                                          ------
Total Number of Checks Written or voided This Period:                         41
                                                                          ======


Note  - Daily "Sweep" transfers are made from store depository sub-accounts
        (zero balance accounts) to concentration account.

                        INVESTMENT ACCOUNTS

Type of Negotiable              Face          Purchase           Date of
  Instrument                    Value           Price           Purchase
------------------           -----------     -----------     -------------

NONE

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:   2CONNECT EXPRESS, INC.          Case Number:  98-20169-BKC-RBR
For the Period Beginning October 4, 1998 and Ending October 31, 1998
 (Fiscal Month)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: FIRST UNION NATIONAL BANK      BRANCH: COMMERCIAL BANKING BROWARD

ACCOUNT NAME:          2CONNECT EXPRESS, INC. DIP PAYROLL ACCOUNT
ACCOUNT NUMBER:        2090002563883
PURPOSE OF ACCOUNT:    POST PETITION PAYROLL ACCOUNT

Beginning Balance                 $(5,322.73)
Total of Deposits Made             28,034.69
Total Amount of Checks Written    (26,143.82)
Service Charges
                                  ----------
Closing Balance                   $(3,431.86) ------> Since this is a Zero
                                  ==========          Balance account, negative
                                                      balances represent
                                                      outstanding checks.

Number of 1st Check Written This Period:                     1975
Number of Last Check Written This Period:                    1979
                                                          -------
Total Number of Checks Written This Period:                     5
                                                          =======


                               INVESTMENT ACCOUNTS

Type of Negotiable              Face          Purchase           Date of
  Instrument                    Value           Price           Purchase
------------------            ---------      -----------      ------------

        NONE

        ATTACHMENT #5

        CHECK REGISTER

Name of Debtor: 2CONNECT EXPRESS, INC.             Case Number: 98-20169-BKC-RBR

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

NAME OF BANK: FIRST UNION NATIONAL BANK       BRANCH: COMMERCIAL BANKING BROWARD

ACCOUNT NAME:           2CONNECT EXPRESS, INC. DIP OPERATING ACCOUNT
ACCOUNT NUMBER:         2090002563870
PURPOSE OF ACCOUNT:     PRIMARY OPERATING ACCOUNT

Account for all check numbers, including voided, lost, stopped payment, etc.


Date      Ck #             Payee                          Purpose                Amount
-------  ------  ---------------------------    -----------------------        -----------
 10/5/98 Debit   Merchant Fee                   Credit Card Fee                $     54.95
 10/5/98 Debit   Merchant Fee                   Credit Card Fee                      15.00
 10/6/98 Debit   Merchant Fee                   Credit Card Fee                     (39.95)
 10/6/98 Debit   Merchant Fee                   Credit Card Fee                     (15.00)
 10/9/98 013049  Void Check                     Void Check                              --
 10/9/98 013050  American Stock Transfer Co.    Transfer Agent                      500.00
 10/9/98 013051  Bowne of Atlanta               SEC Printing                        480.18
 10/9/98 013052  Telecheck                      Check Processing Fee                 36.05
 10/9/98 013053  Worldwide Express              Freight                              95.90
 10/9/98 013054  Florida Power & Light          Utilities                           624.92
 10/9/98 013055  Cartridge Crafter, Inc.        Office Supplies                      63.49
 10/9/98 013056  Kahn Carlin                    Insurance                           451.21
 10/9/98 013057  Web Store                      Internet Service                     50.00
 10/9/98 013058  Void Check                     Void Check                              --
 10/9/98 013059  Renaissance Partners, LC       Office Supplies                     169.68
10/13/98 Debit   Commercial Bank Fee            Bank Fee                            440.58
10/14/98 013060  Thomas H. Hicks                Printing                             31.90
10/14/98 013061  Bowne of Atlanta               SEC Printing                      1,686.46
10/14/98 013062  Federal Express Corporation    Freight                              14.50
10/14/98 013063  Worldwide Express              Freight                              29.80
10/14/98 013064  BellSouth                      Telephone                           721.49
10/14/98 013065  Florida Department of Revenue  Sales Tax                            73.12
10/15/98 Debit   Wire to Kelley, Drye Escrow    Court Ordered Transfer          286,000.00
10/16/98 013066  Void Check                     Void Check                              --
10/16/98 013067  United States Trustee          Trustee Fee                       1,250.00
10/16/98 013068  Kemper Insurance Companies     Insurance                            40.00
10/26/98 013069  Thomas H. Hicks                Printing                             70.01
10/26/98 013070  Renaissance Partners, LC       Telephone                           241.02
10/26/98 013071  Federal Express Corporation    Freight                              10.75
10/26/98 013072  PR Newswire, Inc.              Press Releases                      120.00
10/26/98 013073  Employer's Health Insurance    Insurance                            36.39
10/26/98 013074  Fortis Life Insurance          Insurance                             8.50
10/26/98 013075  Void Check                     Void Check                              --
10/26/98 013076  Void Check                     Void Check                              --
10/26/98 013077  Void Check                     Void Check                              --
10/26/98 013078  Void Check                     Void Check                              --
10/26/98 013079  Void Check                     Void Check                              --
10/30/98 013080  Renaissance Partners, LC       Rent                                989.55
10/30/98 013081  Bowne of Atlanta               SEC Printing                        969.90
10/30/98 013082  Federal Express Corporation    Freight                              12.50
10/30/98 013083  BellSouth                      Telephone                           200.00
10/30/98 013084  Cartridge Crafter, Inc.        Office Supplies                      63.55
10/30/98 013085  Humana Health Insurance        Insurance                           322.83
10/30/98 013086  Void Check                     Void Check                              --
10/30/98 013087  Void Check                     Void Check                              --
10/30/98 013088  Void Check                     Void Check                              --
10/30/98 013089  Void Check                     Void Check                              --
10/31/98 012338  Void Check                     Void Check Previously Recorded     (137.79)
10/31/98 012600  Void Check                     Void Check Previously Recorded       (1.00)
10/31/98 012900  Void Check                     Void Check Previously Recorded       (8.00)
                                                                               -----------
                                                                               $295,672.49
                                                                               ===========

        ATTACHMENT #5

        CHECK REGISTER

Name of Debtor: 2CONNECT EXPRESS, INC.           Case Number: 98-20169-BKC-RBR

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

NAME OF BANK: FIRST UNION NATIONAL BANK       BRANCH: COMMERCIAL BANKING BROWARD

ACCOUNT NAME:         2CONNECT EXPRESS, INC. DIP PAYROLL ACCOUNT
ACCOUNT NUMBER:       2090002563883
PURPOSE OF ACCOUNT:   PAYROLL ACCOUNT

Account for all check numbers, including voided, lost, stopped payment, etc.




Date      Ck #        Payee                  Purpose                 Amount
--------  -----   ---------------------   -------------           ----------

10/31/98  1587    Void Check 1587         Net Pay                 $    (0.33)
10/16/98  1975    Hicks, Thomas           Net Pay *                13,502.46
10/16/98  1976    Chalfant, Christopher   Net Pay                     461.75
10/16/98  1977    Kinsey, Jeanine         Net Pay *                 1,108.87
10/16/98  Debit   ADP Fees                Payroll Fees                 49.50
10/16/98  Debit   ADP Taxes               Payroll Taxes             7,198.90
10/26/98  Debit   ADP Taxes               Payroll Taxes               390.81
10/26/98  1978    Hicks, Thomas           Net Pay                   2,985.48
10/26/98  1979    Kinsey, Jeanine         Net Pay                     384.88
10/26/98  Debit   ADP Fees                Payroll Fees                 61.50
                                                                  ----------
                                                                  $26,143.82
                                                                  ==========
* Includes vacation earned in 1998

                                  ATTACHMENT #6

                               MONTHLY TAX REPORT

Name of Debtor: 2CONNECT EXPRESS, INC.           Case Number:   98-20169-BKC-RBR
For the Period Beginning October 4, 1998 and Ending October 31, 1998
(Fiscal Month)

                      TAXES PAID DURING THE MONTH (PERIOD)
 Report all post-petition taxes paid directly or deposited into the tax account.


  Date                 Bank or Payee                                        Description                          Amount
--------        -----------------------------           -------------------------------------------------      ----------
10/14/98        Florida Department of Revenue           Consolidated Sales Tax Return for September, 1998      $    73.12
10/16/98        IRS and Fla Dept of Rev                 PR taxes deposited by ADP                                7,198.90
10/26/98        IRS and Fla Dept of Rev                 PR taxes deposited by ADP                                  390.81
                                                                                                               ----------
                                                                                                               $ 7,662.83
                                                                                                               ==========






                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding
FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed: See Above

 Name of Taxing                 Date Pmt.
    Authority                     Due                    Description                                      Amount
-----------------               ---------       ----------------------------                             ---------
Palm Beach County               11/30/98        1998 Personal Property Taxes                            $ 4,004.16
Palm Beach County               11/30/98        1998 Personal Property Taxes                              1,347.95
Broward County                  11/30/98        1998 Personal Property Taxes                                294.55
Broward County                  11/30/98        1998 Personal Property Taxes                              8,225.50
Broward County                  11/30/98        1998 Personal Property Taxes                              5,012.88
Broward County                  11/30/98        1998 Personal Property Taxes                              5,064.62
Broward County                  11/30/98        1998 Personal Property Taxes                             10,649.14
Miami Dade County               11/30/98        1998 Personal Property Taxes                              2,561.70
Miami Dade County               11/30/98        1998 Personal Property Taxes                              2,003.09
                                                                                                        ----------

                                                                                                        $39,163.59
                                                                                                        ==========

                                 ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: 2CONNECT EXPRESS, INC.             Case Number: 98-20169-BKC-RBR

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.

                                                                                          Amount
            Officer or Owner Name                                    Title                 Paid
          -------------------------                               ------------          -----------
Thomas H. Hicks (Resigned as officer effective 8-27-98)      Interim General Manager    $23,282.50 *

           * Includes 1998 vacation earned through final payroll date.






                PERSONNEL REPORT                           Store                  Corporate
                                                    ---------------------   ---------------------
                                                    Full Time   Part Time   Full Time   Part Time       Total
                                                    ---------   ---------   ---------   ---------     ---------
Number of Employees at Beginning of Period              --          --          --          2               2
Number Hired during Period                              --          --          --         --              --
Number Terminated or Resigned during Period             --          --          --         (2)             (2)
                                                    ---------------------------------------------------------
Number of Employees on payroll at end of Period         --          --          --         --              --
                                                    =========================================================


                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                                         Agent &               Policy                  Type of               Expiry     Premium
Carrier                                  Phone #               Number                  Coverage               Date      Due Date
-------                         ---------------------------  ----------     ------------------------------  ----------  --------
Agricultural Excess & Surplus   Kahn-Carlin & Company, Inc.  NSP2108136     Directors & Officers Liability  (See Note)    Paid
                                  Roy Fabry
                                  Telephone (954) 767-6066
Reliance Insurance Company      Kahn-Carlin & Company, Inc.  QB8615829      Commercial Application,           11/9/98    Monthly
                                                                            Property, General Liability,
                                                                            Business Auto, Garage & Dealers,
                                                                            Crime, Umbrella
Kemper-American Motorists Ins.  Kahn-Carlin & Company, Inc.  3BG01594400    Workers Compensation             10/12/98    Dropped
CAN                             Kahn-Carlin & Company, Inc.  0000685C       Employment Related Prac Liab      9/11/98    Dropped
Humana, Inc.                    Humana, Inc.                 Group #133739  Employee Health and Life         11/30/98    Monthly
                                  Stacey Granger
                                  Phone (800) 442-5555

The Workers Compensation and Employment Related Practices policies were dropped by the new owners.

Directors & Officers Liability Insurance was extended only through 10/27/98.

ATTACHMENT #8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

For the Period Beginning October 4, 1998 and Ending October 31, 1998 (Fiscal Month)

On October 7, 1998, the Company filed an Amendment to the Debtor's Monthly Financial Report (Business) for the period August 2, 1998 to August 29, 1998 reclassifying the Sterne Agee new value payment from cash in escrow to Accounts Receivable.

On October 16, 1998 the court confirmed the Company's Plan of Reorganization which became effective on October 27, 1998 pursuant to the Order of Confirmation of the Plan of Reorganization entered on October 16, 1998. On October 16, 1998, the Company issued a press release pursuant to the above.

On October 26, 1998, 2Connect Express, Inc. filed a Civil Action in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida against certain former Officers and Directors of the Company, alleging breach of fiduciary duty and negligence in connection with conduct of the Plaintiffs business during 1997.